UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 27, 2026
Date of Report (date of earliest event reported)
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LUCKY STRIKE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40142 (Commission File Number)	98-1632024 (I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	LUCK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 - Results of Operations and Financial Condition

On August 27, 2026, Lucky Strike Entertainment Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year 2026, which ended on June 28, 2026. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information furnished with this Item 2.02 (including the preliminary financial results and related information included in Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 - Regulation FD Disclosure
The Company will host a webcast on August 27, 2026 at 9:00 a.m. Eastern Time to review its financial results for the fourth quarter and fiscal year 2026, which ended on June 28, 2026.

The presentation to be used for the webcast, any future investor presentations or updates thereto will be available on the Company’s website at https://ir.luckystrikeent.com/overview/default.aspx. These presentations will be accessible by the public on such website for a limited period of time.

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filings under the Securities Act or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Lucky Strike Entertainment Corporation dated August 27, 2026 reporting financial results for the fourth quarter and fiscal year 2026, which ended on June 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY STRIKE ENTERTAINMENT CORPORATION

Date: August 27, 2026	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	President, Chief Financial Officer, and Treasurer